MERCER SUPER TRUST
CatSuper

SPECIAL ARRANGEMENT AGREEMENT

between

CATERPILLAR OF AUSTRALIA PTY LTD
(ABN 97 004 332 469)

("Participant")

and

ROBERT BRIAN CHARTER

("Member")

THIS AGREEMENT is made on 26 June 2007.

BETWEEN: CATERPILLAR OF AUSTRALIA PTY LTD (ABN 97 994 332 469) ("Participant");

AND: ROBERT BRIAN CHARTER ("Member").

RECITALS:

A. The Participant is the participant of a plan known as CatSuper (client code MT315) ("**Plan**") in the Corporate Superannuation Division of the Mercer Super Trust ("**MST**").

B. The Member is a Member of the Plan.

C. Under rule 13.5 of the Designated Rules of the Corporate Superannuation Division of the MST the Participant and the Member may vary by agreement any or all of:

(a) the benefits otherwise payable as a result of the Member's membership of the Plan;

(b) the contributions otherwise payable as a result of the Member's membership of the Plan; and

(c) other terms and conditions of membership.

D. The Participant and the Member wish to vary the membership arrangements of the Member in the Plan in the manner set out below.

OPERATIVE PROVISIONS:

1. Unless otherwise defined or the contrary intention appears, an expression defined in the Rules of the Plan has the same meaning in this Agreement and the Attachment to this Agreement.

2. The Participant and the Member agree that the benefits payable as a result of the Member's membership of the Plan are varied in the manner set out in the Attachment to this Agreement.

3. This Agreement takes effect on and from the Commencement Date.

EXECUTION:

Executed as an agreement.

Signed for and on behalf of **Caterpillar of Australia Pty Ltd**:

Authorised Signatory

MARK LEWIS
Print Name

HR REGIONAL MANAGER
Position

Signed by **Robert Brian Charter**:

Signature

Mercer Investment Nominees Limited (ABN 79 004 717 533) as trustee of the MST acknowledges, consents and agrees to the above agreement.

Signed for and on behalf of **Mercer Investment Nominees Limited**:

Authorised Signatory

Sandra Norster
Print Name

~~Director~~/Company Secretary

Authorised Signatory

DENIS MEAD
Print Name

Director/~~Company Secretary~~

ATTACHMENT

BENEFITS FOR ROBERT BRIAN CHARTER

1. APPLICATION

1.1 The provisions of this Attachment apply in respect of the Member.

1.2 The provisions of Part 1 and Part 4 of the Annexure to the Participation Agreement dated 2 June 2006 between Mercer Investment Nominees Limited and Caterpillar of Australia Pty Ltd (**"Participation Agreement"**) apply in respect of the Member as if the Member was a "Defined Benefit Member" except to the extent of any inconsistency with the provisions of this Attachment.

1.3 The provisions of Parts 2, 3 and 5 of the Annexure to the Participation Agreement do not apply in respect of the Member.

2. INTERPRETATION

2.1 In this Attachment the following words and expressions shall unless the context requires otherwise have the following meanings:

"Member" means Robert Brian Charter.

"Past Service Contribution Account" means in relation to the Member the sub-account of the Member's Voluntary Contribution Account established under clause 3.1 of this Attachment.

"Past Service Contribution Account Balance" means in relation to the Member the value of the Member's Past Service Contribution Account at any particular time.

2.2 A reference in clause 3 of this Attachment to a clause is a reference to that clause in the Annexure to the Participation Agreement.

3. VARIATION TO BENEFITS

3.1 The Trustee must establish and maintain in respect of the Member a Past Service Contribution Account as a sub-account of the Member's Voluntary Contribution Account.

3.2 There shall be credited to the Past Service Contribution Account in respect of the Member:

(a) an amount as advised to the Trustee by the trustee of the Former Fund being such of the amount referred to in clause 4.3.2(e) as is referrable to the amount transferred to the Former Fund in respect of the Member as a consequence of the Member's recommencement of Employment on 23 March 1998; and

(b) interest on the amount referred to in paragraph (a) above at the Declared Rate from the Commencement Date.

3.3 For the purposes of calculating the Member's Accrued Retirement Benefit:

(a) for the purposes of clauses 4.4, 4.6 and 4.7, the Member's Service shall be taken to have commenced on 7 April 1989; and

(b) for the purposes of clauses 4.5.1 and 4.8 the Member's Service shall be taken to have commenced on 23 March 1998.

3.4 Clause 4.3.4 shall not apply in respect of the Member and the following provision shall apply as if it was clause 4.3.4:

"4.3.4 Notwithstanding clause 4.10:

(a) if the Member is entitled to a benefit pursuant to clause 4.4, 4.6 or 4.7 there shall be payable to or in respect of the Member from the Plan in addition to that benefit an amount determined in accordance with the formula:

A – B

Where:

A is the Member's Voluntary Contribution Account Balance; and

B is the Member's Past Service Contribution Account Balance; and

(b) if the Member is entitled to a benefit pursuant to clause 4.5.1 or 4.8 there shall be payable to the Member from the Plan in addition to that benefit an amount equal to the Member's Voluntary Contribution Account Balance.".